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                                                                   Exhibit 3.154

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BRITISH COLUMBIA

                                   COMPANY ACT

                          CERTIFICATE OF INCORPORATION

                              I HEREBY CERTIFY that

                             U-HAUL INSPECTIONS LTD.

              has this day been incorporated under the Company Act

                              ISSUED under my hand at Victoria, British Columbia

                                              on May 08, 2002

                                                           /s/ John S. Powell

                                                           JOHN S. POWELL
                                                       Registrar of Companies
                                                    PROVINCE OF BRITISH COLUMBIA
                                                               CANADA
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TOTAL SHARES TAKEN                              1 Common share without par value

DATED the 7th day of May, 2002.

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
PART                 ARTICLE                                  SUBJECT
----    ---------------------------------    -----------------------------------------
 6      ALTERATION OF CAPITAL

        6.1                                  Increase of Authorized Capital
        6.2                                  Other Capital Alterations
        6.3                                  Special Rights and Restrictions of Shares
        6.4                                  Consent of Class or Series
        6.5                                  Class or Series Meetings of Members
        6.6                                  Reduction of Authorized Capital
        6.7                                  Shares Ranking Pari Passu

 7      PURCHASE AND REDEMPTION OF SHARES

        7.1                                  Company May Purchase or Redeem
        7.2                                  Selection for Redemption
        7.3                                  Shares Held by Company

 8      BORROWING POWERS

        8.1                                  Powers of Directors
        8.2                                  Special Rights in Debt Obligations
        8.3                                  Register of Debentures
        8.4                                  Execution of Debt Obligations
        8.5                                  Register of Indebtedness

 9      GENERAL MEETINGS

        9.1                                  Annual General Meetings
        9.2                                  Consent in Writing
        9.3                                  Classification of Meetings
        9.4                                  Calling of Meetings
        9.5                                  Advance Notice
        9.6                                  Particulars of Notice
        9.7                                  Waiver of Notice
        9.8                                  Notice of Documents

10      PROCEEDINGS AT GENERAL MEETINGS

        10.1                                 Special Business
        10.2                                 Need for Quorum
        10.3                                 Quorum
        10.4                                 Lack of Quorum
        10.5                                 Chairman
        10.6                                 Alternate Chairman
        10.7                                 Adjournments
        10.8                                 Moving and Seconding
        10.9                                 Show of Hands or Poll
        10.10                                Casting Vote Provision
        10.11                                Taking a Poll
        10.12                                Retention of Ballots
        10.13                                Casting of Votes on a Poll
        10.14                                Ordinary Resolution Sufficient

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
PART                  ARTICLE                                       SUBJECT
----    -----------------------------------    ---------------------------------------------------
 11     VOTING OF MEMBERS

        11.1                                   Number of Votes
        11.2                                   Persons in Representative Capacity
        11.3                                   Corporate Member
        11.4                                   Joint Holders
        11.5                                   Committee for a Member
        11.6                                   Appointment of Proxyholders
        11.7                                   Execution of Form of Proxy
        11.8                                   Deposit of Proxy
        11.9                                   Form of Proxy
        11.10                                  Validity of Proxy Vote
        11.11                                  Revocation of Proxy

 12     DIRECTORS

        12.1                                   Number of Directors
        12.2                                   Remuneration and Expenses
        12.3                                   Qualification

 13     ELECTION AND REMOVAL OF DIRECTORS

        13.1                                   Election at Annual General Meetings
        13.2                                   Eligibility of Retiring Director
        13.3                                   Continuance of Directors
        13.4                                   Election of Fewer than Required Number of Directors
        13.5                                   Filling a Casual Vacancy
        13.6                                   Additional Directors
        13.7                                   Alternate Directors
        13.8                                   Termination of Directorship
        13.9                                   Removal of Directors

 14     POWERS AND DUTIES OF DIRECTORS
        14.1                                   Management of Business
        14.2                                   Appointment of Attorney

 15     DISCLOSURE OF INTEREST OF DIRECTORS

        15.1                                   Disclosure of Conflicting Interest
        15.2                                   Director May Hold Other Office
        15.3                                   Director Acting in Professional Capacity
        15.4                                   Director Receiving Remuneration From Others

 16     PROCEEDINGS OF DIRECTORS

        16.1                                   Chairman of Meetings
        16.2                                   Procedure at Meetings
        16.3                                   Meetings by Conference Telephone
        16.4                                   Notice of Meeting
        16.5                                   Waiver of Notice of Meetings
        16.6                                   Quorum

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
PART                   ARTICLE                                    SUBJECT
----    -----------------------------------    -------------------------------------------------
        16.7                                   Continuing Directors may Act
        16.8                                   Validity of Acts of Directors
        16.9                                   Resolution in Writing Effective

 17     EXECUTIVE AND OTHER COMMITTEES

        17.1                                   Appointment of Executive Committee
        17.2                                   Appointment of Committees Generally
        17.3                                   Audit Committee
        17.4                                   Procedure at Meetings

 18     OFFICERS

        18.1                                   President and Secretary Required
        18.2                                   Holding More Than One Office
        18.3                                   Remuneration
        18.4                                   Functions
        18.5                                   Disclosure of Conflicting Interest

 19     INDEMNITY AND PROTECTION OF
        DIRECTORS, OFFICERS AND EMPLOYEES

        19.1                                   Indemnification of Directors
        19.2                                   Indemnification of Officers, Employees, Agents
        19.3                                   Indemnification not Invalidated by Non-compliance
        19.4                                   Company may Purchase Insurance
        19.5                                   Duty to Act Honestly, etc.

 20     DIVIDENDS AND RESERVES

        20.1                                   Declaration of Dividends
        20.2                                   Date Dividend Payable
        20.3                                   Proportionate to Number of Shares
        20.4                                   Reserves
        20.5                                   Receipts from Joint Holders
        20.6                                   No Interest on Dividends
        20.7                                   Payment of Dividends
        20.8                                   Capitalization of Retained Earnings
                                                 or Surplus

21      DOCUMENTS, RECORDS AND REPORTS

        21.1                                   Documents to be Kept
        21.2                                   Accounts to be Kept
        21.3                                   Inspection of Accounts
        21.4                                   Financial Statements and Reports
        21.5                                   Copies to Members

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
PART                     ARTICLE                                  SUBJECT
----    ---------------------------------------    -------------------------------------
 22     NOTICES

        22.1                                       Method of giving Notice
        22.2                                       Notice to Joint Holder
        22.3                                       Notice to Personal Representative
        22.4                                       Persons to Receive Notice

 23     RECORD DATES

        23.1                                       Directors May Fix Record Dates
        23.2                                       When Record Date Not Fixed

 24     EXECUTION OF DOCUMENTS

        24.1                                       Authority to Affix Seal
        24.2                                       Facsimile Signatures
        24.3                                       Reproduction of Seal
        24.4                                       Official Seal for Other Jurisdictions

25      PROHIBITIONS IF NOT A REPORTING COMPANY

        25.1                                       Prohibitions

                          PROVINCE OF BRITISH COLUMBIA
                                  COMPANY ACT

                                    ARTICLES

                                       OF

                             U-HAUL INSPECTIONS LTD.

                                     PART 1

                                 INTERPRETATION

1.1. In these Articles, unless there is something in the subject or context inconsistent therewith:

         "Board" and "the Directors" or "the directors" or "the Board of Directors" mean the Directors or sole Director of the Company for the time being;

         "Company Act" means the Company Act of the Province of British Columbia as from time to time in force and all amendments thereto and includes the regulations made pursuant thereto;

         "Interpretation Act" means the Interpretation Act of the Province of British Columbia as and from time to time in force and all amendments thereto and includes the regulations made pursuant thereto;

         "proxyholder" means a person duly appointed by a registered holder to represent him at a meeting;

         "registered address" of a member or registered holder means his address as recorded in the register of members;

         "registered owner" or "registered holder" when used with respect to a share in the authorized capital of the Company means the person registered in the register of members in respect of such share;

         "seal" means the common seal of the Company.

Expressions referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing words in a visible form.

Words importing the singular include the plural and vice versa; and words importing male persons include female persons and words importing individuals shall include corporations and vice versa.

1.2. The meaning of any words or phrases defined in the Company Act and the Interpretation Act shall, if not inconsistent with definitions herein or with the subject or context, bear the same meaning in these Articles provided that in the event of any conflict or inconsistency between the Company Act and the Interpretation Act, the former shall govern.

1.3. Except as may be otherwise provided expressly or by necessary implication in the Company Act, the rules of construction contained in the Interpretation Act shall apply, with the necessary changes and so far as applicable, to the interpretation of these Articles.

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                                      - 2 -

                                     PART 2

                          SHARES AND SHARE CERTIFICATE

2.1. Every member is entitled without charge, to one certificate representing the shares of each class or series held by him. If a member requests the Company to issue to him more than one share certificate for any shares of the same class or series registered in his name, the Directors may prescribe the fee to be paid for each additional certificate. In respect of a share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint registered holders or to his duly authorized agent shall be sufficient delivery to all; and provided further that the Company shall not be bound to issue certificates representing redeemable shares, if such shares are to be redeemed within one month of the date on which they were allotted. Any share certificate may be sent through the mail by registered prepaid mail to the member entitled thereto at his registered address, and neither the Company nor any transfer agent shall be liable for any loss occasioned to the member owing to any such share certificate so sent being lost in the mail, stolen or destroyed

2.2.     If a share certificate:

         (a) is worn out or defaced, the Company shall, upon production to it of the said certificate and upon such other terms, if any, as the Directors prescribe, order the said certificate to be cancelled and shall issue a new certificate in replacement thereof; or

         (b) is lost, stolen or destroyed, then, upon proof thereof to the satisfaction of the Directors and upon such indemnity, if any, as the Directors deem adequate being given, a new share certificate in lieu thereof shall be issued to the person entitled to such lost, stolen or destroyed certificate.

Such sum, not exceeding the amount permitted by the Company Act, as the Directors may from time to time fix, shall be paid to the Company for each certificate to be issued under this Article.

2.3. Save in the case of the personal representatives of a deceased member, the Directors may refuse to register more than three persons as the joint holders of a share.

2.4. Every share certificate shall be signed manually by at least one officer or Director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed or otherwise mechanically reproduced and, in such event, a certificate so signed is as valid as if signed manually, notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such certificate to hold at the date of the issue of a share certificate.

2.5. Except as required by law or these Articles, no person shall be recognized by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except only as by law or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in its registered holder.

                                     PART 3

                                 ISSUE OF SHARES

3.1. Subject to the Company Act, the Memorandum and these Articles and to the rights of holders of issued shares arising under the Company Act or otherwise, the shares shall be under the control of the Directors who may issue, allot, sell or otherwise dispose of, and/or grant options on or otherwise deal in, shares authorized but not outstanding, and outstanding shares (including shares purchased or redeemed by the Company but not cancelled) held by the Company, at such times, to such persons (including Directors), in such manner, upon such terms and conditions, and at such price or for such consideration, as they may determine.

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                                      - 3 -

3.2. The Directors may authorize the issue of share purchase or subscription warrants to the purchasers or holders of any debt obligations or other evidences of indebtedness or other obligations or shares of the Company, upon such terms and subject to such restrictions as they may determine.

3.3. Subject to the provisions of the Company Act, the Company, or the Directors on behalf of the Company, may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in, or securities of, the Company, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any such shares or securities, provided that, if the Company is not a specially limited company, the rate of the commission and discount shall not in the aggregate exceed 25 per centum of the amount of the subscription price of such shares. The Directors may also on any issue or sale of shares or other securities cause the Company to pay such brokerage as may be lawful.

3.4. Subject to the exceptions permitted by the Company Act, no share may be issued until it is fully paid and the Company shall have received the full consideration therefor in cash, property or past services actually performed for the Company. The value of property or services for the purpose of this Article shall be the amount determined by the Directors by resolution to be, in all circumstances of the transaction, no greater than the fair market value thereof.

3.5. If the Company is, or becomes, a company which is not a reporting company and the Directors are required by the Company Act before allotting any shares to offer them pro rata to the members, the Directors shall, before allotting any shares, comply with the applicable provisions of the Company Act.

                                     PART 4

                                 SHARE REGISTERS

4.1. The Company shall keep or cause to be kept a register of members, a register of transfers and a register of allotments within British Columbia, all as required by the Company Act, and may combine one or more of such registers. If the Company's capital shall consist of more than one class or series of shares, a separate register of members, register of transfers and register of allotments may be kept in respect of each class or series of shares. The Directors may appoint a trust company to keep the register of members, register of transfers and register of allotments or, if there is more than one class or series of shares, the Directors may appoint a trust company, which need not be the same trust company, to keep the register of members, the register of transfers and the register of allotments for each class or series of shares. The Directors may also appoint one or more trust companies, including the trust company which keeps the said registers of its shares or of a class or series thereof, as transfer agent or branch transfer agent for its shares or a class or series thereof, as the case may be, and the same or another trust company or companies as registrar for its shares or a class or series thereof, as the case may be. The Directors may terminate the appointment of any trust company referred to in this Article or in Article 4.2 at any time and may appoint another trust company in its place.

4.2. Subject to the Company Act, the Company may keep or cause to be kept branch registers of members at such places as the Directors may determine, provided that any such branch register kept within British Columbia shall be kept by a trust company.

4.3.     The Company shall not at any time close its register of members.

                                     PART 5

                       TRANSFER AND TRANSMISSION OF SHARES

5.1. Subject to the Memorandum and these Articles, any member may transfer any of his shares by instrument in writing executed by or on behalf of such member. The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the Company's share certificates or in any usual or common form or in such other form as the Directors may from time to time approve. Except to the extent that the Company Act may otherwise provide, the transferor shall be deemed to remain the holder of the shares until the name of the transferee is entered in the register of members or a branch register of members in respect thereof.

5.2. The signature of the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer delivered to the Company shall constitute a complete and sufficient authority to the Company, its Directors, officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the Company, its directors, officers and agents to register, in the name of the person on whose behalf any certificate for the shares to be transferred is deposited with the Company for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

5.3. Neither the Company nor any Director, officer or agent thereof shall be bound to inquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Company for the purpose of having the transfer registered or be liable to any claim by such registered owner or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

5.4. Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at the office of its transfer agent or branch transfer agent or registrar or branch registrar for the shares to be transferred for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the Directors or the transfer agent or branch transfer agent or registrar or branch registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer or a photographic reproduction thereof, if the transfer is registered, shall be retained by the Company or its transfer agent or branch transfer agent or registrar or branch registrar and any instrument of transfer, if the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration.

5.5. There shall be paid to the Company in respect of the registration of any transfer such sum, if any, as the Directors may from time to time determine.

5.6. In the case of the death of a member, the survivors where the deceased was a joint registered holder, and the personal representatives of the deceased where he was the sole registered holder, shall be the only persons recognized by the Company as having any title to the deceased's interest in the shares registered in his name. Before recognizing any persona] representative the Directors may require him to deliver to the Company the documents required by the Company Act and such other evidence as the Directors may require of the personal representative's appointment, including a grant of probate, letters of administration or other similar documentation from the jurisdiction in which the shares are to be transferred, and of the payment or satisfaction of all taxes, duties, fees and other similar assessments payable to any governmental authority of any applicable jurisdiction with respect to the shares arising out of the member's death.

5.7. A guardian, committee, trustee, curator, tutor, personal representative or trustee in bankruptcy of a member, although not a member himself, shall have the same rights, privileges and obligations that attach to the shares held by the member if the documents and evidence referred in Article 5.6 are delivered to the Company. This Article does not apply on the death of a member with respect to shares registered in his name and the name of another person in joint tenancy.

5.8. Any person referred to in Article 5.7 who becomes entitled to shares of a member, upon the documents and evidence referred to in Article 5.6 being delivered to the Company, has the right either to be registered as a member in his representative capacity in respect of such shares, or, if he is a personal representative, instead of being registered himself, to make such transfer of the shares as the member could have made; but the Directors shall, as regards a transfer by any such person, have the same right, if any, to decline registration of a transferee as they would have in the case of a transfer of the shares by the member.

                                     PART 6

                             ALTERATION OF CAPITAL

6.1. The Company may by ordinary resolution amend its Memorandum to increase the authorized capital of the Company by:

         (a) creating shares with par value or shares without par value, or both;

         (b) increasing the number of shares with par value or shares without par value, or both; or

         (c) increasing the par value of a class of shares with par value, if no shares of that class are issued.

6.2. The Company may by special resolution alter its Memorandum to subdivide, consolidate, change from shares with par value to shares without par value, or from shares without par value to shares with par value, or change the designation of, all or any of its shares but only to such extent, in such manner and with such consents of members holding a class or series of shares which is the subject of or affected by such alteration, as the Company Act provides.

6.3. The Company may alter its Memorandum or these Articles by such resolution as is permitted by the Company Act and by otherwise complying with any applicable provisions of the Memorandum or these Articles, to create, define and attach special rights or restrictions to any shares and to vary or abrogate any special rights and restrictions attached to any shares.

6.4. No right or special right attached to the issued shares of any class or series shall be prejudiced or interfered with unless the consents of the holders of the shares of each such class or series required by the Company Act are obtained. Notwithstanding such consent, no right or special right attached to any issued shares shall be prejudiced or interfered with as to any part of issued shares of any class or series unless the holders of the rest of the issued shares of such class or series either all consent thereto in writing or consent thereto by a resolution passed by the votes of members holding three-fourths of the rest of such class or series.

6.5. Subject to the Company Act, and unless these Articles or the Memorandum otherwise provide, the provisions of these Articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable, to a class or series meeting of members holding a particular class or series of shares but the quorum at a class or series meeting shall be one person holding in person or by proxy not less than one-third of the issued shares of that class or series, as the case may be.

6.6. The Company may, by resolution of the Directors, alter the Memorandum by cancelling shares which are lot allotted or issued, or which are surrendered to the Company either by way of gift or otherwise in accordance with be Company Act, and diminish its authorized capital accordingly.

6.7. The rights, or special rights or restrictions attached to the shares of any class or series shall, unless otherwise expressly provided by the terms, if any, of such rights, or special rights or restrictions be deemed not to be modified, abrogated, varied or dealt with by the creation or issue of further shares ranking pari passu therewith.

                                     PART 7

                       PURCHASE AND REDEMPTION OF SHARES

7.1. Subject to the special rights and restrictions attached to any shares, the Company may, by resolution of the Directors and in compliance with the Company Act, purchase any of its shares at the price and upon the terms specified in such resolution, or redeem any of its shares which have a right of redemption attached to them. No such purchase or redemption shall be made if the Company is insolvent at the time of the proposed purchase or redemption or if the proposed purchase or redemption would render the Company insolvent. Unless the shares are to be purchased through a stock exchange or the Company is purchasing the shares from dissenting members pursuant to the requirements of the Company Act, or from a bona fide employee or former employee of the Company or an affiliate of the Company or his personal representative in respect of shares beneficially owned by such employee or former employee, the Company shall, if required by the Company Act, make its offer to purchase pro rata to every member who holds shares of the class or series, as the case may be, to be purchased.

7.2. If the Company proposes at its option to redeem some but not all of the shares of any class or series, the Directors may, subject to the special rights and restrictions attached to the shares of such class or series, decide the manner in which the shares to be redeemed shall be selected, and, subject as aforesaid, need not redeem pro rata.

7.3. Subject to the Company Act and the Memorandum, any shares purchased or redeemed by the Company, if not cancelled, may be sold or, if cancelled (but still in the Company's authorized capital), may be reissued, but, while such shares which have not been cancelled are held by the Company, it shall not exercise any vote in respect of such shares and no dividend or other distribution shall be paid or made thereon.

                                     PART 8

                                BORROWING POWERS

8.1. Subject to the Company Act, the Directors may authorize and cause the Company to:

         (a) borrow money in such manner and amounts, on such security, or without security, from such sources and upon such terms and conditions as they think fit;

         (b) guarantee the repayment of money by any other person or the performance of any obligation of any other person;

         (c) issue debt obligations, or other evidences of obligations or indebtedness, either outright or as security for any liability or obligation of the Company or any other person;

         (d) mortgage, charge, whether by way of specific or floating charge, or both, or give other security on the undertaking, or on the whole or any part of the property and assets, of the Company (both present and future); and

         (e) for the purposes of the Special Corporate Powers Act of the Province of Quebec and without in any way limiting the powers conferred upon the Company and the Directors by the foregoing or by any other provisions of these Articles, or by the Memorandum, or by the Company Act, for the purpose of securing any notes, bonds, debentures or debenture stock which it is by law entitled to, issue, hypothecate, mortgage or pledge, and cede and transfer, any property, moveable, or immovable, present or future, which it may own in the Province of Quebec.

8.2. Any debt obligations of the Company may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company appointment or election of Directors, or otherwise, and may by their terms be assignable free from any equities between the Company and the person to whom they are issued or any other person who subsequently acquires the same, all as the Directors may determine.

8.3. The Company shall keep or cause to be kept within the Province of British Columbia in accordance with the Company Act a register of its debentures and a register of debentureholders, which registers may be combined, and if there is more than one series of debentures a separate register of debentures and debentureholders may be kept in respect of each series. The Directors may appoint a trust company to keep the register of debentureholders. Subject to the Company Act, the Company may keep or cause to be kept branch registers of its debentureholders at such places as the Directors may determine, provided that any such branch register kept within British Columbia shall be kept by a trust company. The Directors may also appoint a trust company as transfer agent or branch transfer agent for its debentures or a series thereof. The Directors may terminate the appointment of any such trust company at any time and may appoint another trust company in its place.

8.4. Every debt obligation of the Company shall be signed manually be at least one Director or officer of the Company or by or on behalf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the debt obligation appointed by the Company or under any instrument under which the debt obligation is issued, or by or on behalf of a trustee who certifies it in accordance with a trust indenture, and any additional signatures may be printed or otherwise mechanically reproduced thereon and, in such event, a debt obligation so signed is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such debt obligation to hold at the date of the issue thereof.

8.5. If the Company is or becomes a reporting company, the Company shall keep or cause to be kept a register of its indebtedness to every Director or officer of the Company or an associate of any of them in accordance with the provisions of the Company Act.

                                     PART 9

                                GENERAL MEETINGS

9.1. Annual general meetings of the Company shall be held as required by the Company Act at such time and place as is determined by the Directors.

9.2. If the Company is, or becomes, a company which is not a reporting company, and all the members entitled to attend and vote at an annual general meeting consent in writing to all the business which is required or desired to be transacted at the meeting, the meeting need not be held, and shall be deemed to have been held on the date specified in such written consent, or, failing such a date being specified, on the date all such members consent thereto. A written consent for the purposes of this Article 9.2 may be given by any method or means authorized by Article 16.9 for consenting in writing to a resolution.

9.3. All general meetings other than annual general meetings are herein referred to as and may be called extraordinary general meetings or special general meetings:

9.4. The Directors may, whenever they think fit, convene a special general meeting. A special general meeting, if requisitioned in accordance with the Company Act, shall be convened by the Directors or, if not convened by the Directors, may be convened by the requisitionists as provided in the Company Act.

9.5. If the Company is or becomes a reporting company, advance notice of any genera] meeting at which Directors are to be elected shall be published in the manner required by the Company Act.

9.6. A notice convening a general meeting specifying the place, the day, and the hour of the meeting, and, in case of special business, the general nature of that business, shall be given as provided in the Company Act and in the manner hereinafter in these Articles mentioned, or in such other manner (if any) as may be prescribed by ordinary resolution, whether previous notice thereof has been given or not, to such persons as are entitled by law or under these Articles to receive such notice from the Company. Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting, by any member shall not invalidate the proceedings at that meeting.

9.7. All the members of the Company entitled to attend and vote at a general meeting may, by unanimous consent in writing given before, during or after the meeting, or if they are present at the meeting by a unanimous vote, waive or reduce the period of notice of such meeting and an entry in the minute book of such waiver or reduction shall be sufficient evidence of the due convening of the meeting. A consent in writing for the purposes of this Article 9.7 may be given by any method or means authorized by Article 16.9 for consenting in writing to a resolution.

9.8. Except as otherwise provided by the Company Act, where any special business at a general meeting includes considering, approving, ratifying, adopting or authorizing any document or the execution thereof or the giving of effect thereto, the notice convening the meeting shall, with respect to such document, be sufficient if it states that a copy of the document is or will be available for inspection by members at the registered office or records office of the Company or at some other place in British Columbia designated in the notice during usual business hours on specified dates prior to the date of such meeting.

                                     PART 10

                         PROCEEDINGS AT GENERAL MEETINGS

10.1.    All business shall be deemed special business which is transacted at:

         (a) a special general meeting other than the conduct of and voting at, such meeting; and

         (b) an annual general meeting, with the exception of the conduct of, and voting at, such meeting, the consideration of the financial statement and of the respective reports of the Directors and Auditor, fixing or changing the number of Directors, electing Directors, appointing the Auditor, fixing the remuneration of the Auditor and the Directors if applicable, and such business as by these Articles or the Company Act may be transacted at a general Meeting without prior notice thereof being given to the members and any business which is brought under consideration by the report of the Directors.

10.2. No business, other than election of the chairman or the adjournment of the meeting, shall be transacted at any general meeting unless a quorum of members, entitled to attend and vote, is present at the commencement of the meeting, but the quorum need not be present throughout the meeting.

10.3. Save as herein otherwise provided, a quorum for a meeting shall be two persons present and being, or representing by proxy, members holding not less than one-twentieth of the issued shares entitled to be voted at the meeting. If there is only one member the quorum is one person present and being, or representing by proxy, such member. The Directors, the Secretary, an Assistant Secretary and a solicitor of the Company shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or vote at any meeting unless he shall be a member or proxyholder entitled to vote thereat.

10.4. If within half an hour from the time appointed for a general meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and, if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the person or persons present and being, or representing by proxy, a member or members entitled to attend and vote at the meeting shall be a quorum.

10.5. The Chairman of the Board, if any, or in his absence the President of the Company or in his absence a Vice- President of the Company, if any, shall be entitled to preside as chairman at every general meeting of the Company.

10.6. If at any general meeting neither the Chairman of the Board nor President nor a Vice-President is present within fifteen minutes after the time appointed for holding the meeting or is willing to act as chairman, the Directors present shall choose some one of their number to be chairman, or if all the persons occupying the said offices shall have advised the Secretary or an Assistant Secretary that they will not be present at a meeting, the Directors present shall choose one of their number to be chairman or if no Director is present, the members and proxyholders present may choose one of their number to be a chairman. If a person willing to act is not chosen as chairman in accordance with these provisions within 45 minutes after the time appointed for holding the meeting, the meeting shall be dissolved.

10.7. The chairman may and shall, if so directed by the meeting, adjourn a meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for thirty days or more, notice, but not, "advance notice" referred to in
Article 9.5, of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

10.8. No motion proposed at a general meeting need be seconded, and the chairman, a director, a member or a proxyholder may propose or second a motion.

10.9. Subject to the provisions of the Company Act, at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless (before or on the declaration of the result of the show of hands) a poll is directed by the chairman or demanded by at least one member or proxyholder entitled to vote who is present. The chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the pool, and such decision shall be entered in th book of proceedings of the Company. A declaration by the chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or lost or not carried by a particular majority and an entry to that effect in the book of the proceedings of the Company shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

10.10. In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall not be entitled to a second or casting vote.

10.11. No poll may be demanded on the election of a chairman. A pol demanded on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken as soon as, in the opinion of the chairman, is reasonably convenient, but in no event later than seven days after the meeting and at such time and place and in such manner as the chairman of the meeting directs. The result of the poll shall be deemed to be resolution of and passed at the meeting at which the poll was demanded. Any business other than that upon which the poll has been demanded may be proceeded with pending the taking of the poll. A demand for a poll may be withdrawn. In any dispute as to the admission or rejection of a vote the decision of the chairman made in good faith shall be final and conclusive. In the event of a poll by mail, the seven days limit hereinbefore prescribed shall be deemed to be satisfied if the ballot is mailed within seven days and specifies a date by which completed ballots must be received to be counted in the poll that date being such date as the chairman in the reasonable exercise of his discretion thinks is appropriate, but being in no event later than twenty-one days after the mailing of the ballot form.

10.12. Every ballot cast upon a poll and every proxy appointing a proxyholder who casts a ballot upon a poll shall be retained by the Secretary for such period and be subject to such inspection as the Company Act may provide.

10.13. On a poll a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

10.14. Unless the Company Act, the Memorandum or these Articles otherwise provide, any action to be taken by a resolution of the members may be taken by an ordinary resolution.

                                     PART 11

                                VOTES OF MEMBERS

11.1. Subject to any special voting rights or restrictions attached to any shares and the restrictions on joint registered holders of shares, on a show of hands every member who is present in person at a meeting and entitled to vote thereat shall have one vote and on a poll every member shall have one vote for each share entitled to be voted at the meeting of which he is the registered holder and may exercise such vote either in person or by proxyholder. A proxyholder shall not have the right to vote on a show of hands unless he is a member entitled to vote at the meeting on a show of hands.

11.2. Any person who is not registered as a member but is entitled to vote at any meeting in respect of a share, may vote the share in the same manner as if he were a member; but, unless the Directors have previously admitted his right to vote at that meeting in respect of the share, he shall satisfy the Directors or the Secretary of his right to vote the share before the time for holding the meeting, or adjourned meeting, as the case may be, at which he proposes to vote, and unless he shall so satisfy the Directors or the Secretary he shall not be entitled to vote that share.

11.3. Any corporation not being a subsidiary which is a member of the Company may authorize such person as it thinks fit to act as its representative at any meeting. The person so authorized shall be entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Company personally present, including, without limitation, the right to appoint a proxyholder to represent such corporation, and shall, if present at the meeting, be counted for the purpose of forming a quorum and be deemed to be a member present at the meeting. Evidence of the appointment of any such representative may be sent to the Company by written instrument, telegram, telex or any method of transmitting legibly recorded messages. Notwithstanding the foregoing, a corporation being a member and entitled to vote may appoint a proxyholder.

11.4. In the case of joint registered holders of a share the vote of the senior who exercises a vote, whether in person or by proxyholder, shall be accepted to the exclusion of the votes of the other joint registered holders; and for this purpose seniority shall be determined by the order in which the names stand in the register of members, the person whose name stands first being senior to the person whose name stands second, and so on. Several legal personal representatives of the deceased member whose shares are registered in his sole name shall for the purpose of this Article be deemed joint registered holders.

11.5. A member of unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee, curator bonis, or other person in the nature of a committee or curator bonis appointed by that court, and any such committee, curator bonis, or other person may appoint a proxyholder.

11.6. A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more, but not more than three, proxyholders to attend, act and vote for him on the same occasion. If such a member should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote. A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder.

11.7. A proxy shall be in writing under the hand of the appointor or of )his attorney duly authorized in writing, or, if the appointor is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or attorney. A proxyholder need not be a member of the Company.

11.8. Unless otherwise permitted by the Directors, a proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof shall be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice convening the meeting, not less than 48 hours (excluding Saturdays and holidays) before the time for holding the meeting in respect of which the person named in the instrument is appointed. In addition to any other method of depositing proxies provided for in these Articles, the Directors may, subject to the Company Act, make regulations relating to the depositing of proxies at any place or places and fixing the time or times for depositing the proxies prior to the meeting or adjourned meeting at which they are to be used and providing for particulars of such proxies to be sent to the Company or any agent of the Company in writing or by letter, telegram, telex or any method of transmitting legibly recorded messages so as to arrive before the commencement of the meeting or adjourned meeting at the office of the Company or of any agent of the Company appointed for the purpose of receiving such particulars and providing that proxies so deposited may be acted upon as though the proxies themselves were deposited as required by this Part and votes given in accordance with such regulations shall be valid and shall be counted.

11.9. Unless the Company Act or any other statute or law which is applicable to the Company or to any class of its shares requires any other form of proxy, a proxy, whether for a specified meeting or otherwise, shall be in the form following, but may also be in any other form that the Directors or the chairman of the meeting shall approve:

                                      PROXY

         The undersigned, being a member of_______________, hereby appoints ______________________________, or failing him, __________, as proxyholder for the undersigned to attend, act and vote for and on behalf of the undersigned at the annual or extraordinary (as the case may be) general meeting of the Company to be held on the_day of_______, 19_ and at any adjournment thereof.

         Signed this__day of_______, 19_.

                               ___________________
                              (Signature of member)

11.10. A vote given in accordance with the terms of a proxy is valid notwithstanding the previous death or incapacity of the member giving the proxy or the revocation of the proxy or of the authority under which the form of proxy was executed or the transfer of the share in respect of which the proxy is given, provided that no notification in writing of such death, incapacity, revocation or transfer shall have been received by the chairman of the meeting or adjourned meeting for which the proxy was given before the vote is taken.

11.11.   Every proxy may be revoked by an instrument in writing:

         (a) executed by the member giving the same or by his attorney authorized in writing or, where the member is a corporation, by a duly authorized officer or attorney of the corporation; and

         (b) delivered either at the registered office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof at which the proxy is to be used, or to the chairman of the meeting on the day of the meeting or any adjournment thereof before any vote in respect of which the proxy is to be used shall have been taken, or in any other manner provided by law.

                                     PART 12

                                    DIRECTORS

12.1. If the Company is an amalgamated Company, the first Directors shall be the persons so specified in the amalgamation agreement. The Directors to succeed the first Directors, after incorporation of the Company, may be appointed in writing by a majority of the subscribers to the Memorandum or at a meeting of the subscribers, or if not so appointed, they shall be elected by the members entitled to vote on the election of Directors and the number of Directors shall be the same as the number of Directors so appointed or elected. The number of Directors, excluding additional Directors, may be fixed or changed from time to time by ordinary resolution, whether previous notice thereof has been given or not, but notwithstanding anything contained in these Articles the number of Directors shall never be less than one or, if the Company is or becomes a reporting company, less than three.

12.2. The remuneration of the Directors as such may from time to time be determined by the Directors or, if the Directors shall so decide, by the members. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such who is also a Director. The Directors shall be repaid such reasonable travelling, hotel and other expenses as they incur in and about the business of the Company (including, if authorized by resolution of the Directors in respect of the Directors generally, those incurred in attending meetings of the Directors or of any committees of the Directors) and if any Director shall perform any professional or other services for the Company that in the opinion of the Directors are outside the ordinary duties of a Director or shall otherwise be specially occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such Director, by the Company in general meeting, and such remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to receive. The Directors on behalf of the Company, unless otherwise determined by ordinary resolution, may pay a gratuity or pension or allowance on retirement to any Director who has held any salaried office or place of profit with the Company or to his spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

12.3. A Director shall not be required to hold a share in the capital of the Company as qualification for his office but shall be qualified as required by the Company Act, to become or act as a Director.

                                     PART 13

                       ELECTION AND REMOVAL OF DIRECTORS

13.1. At each annual general meeting of the Company all the Directors shall retire and the members entitled to vote thereat shall elect a Board of Directors consisting of the number of Directors for the time being fixed pursuant to these Articles. If the Company is, or becomes, a company that is not a reporting company and the business to be transacted at any annual general meeting is consented to in writing by all the members who are entitled to attend and vote thereat such annual general meeting shall be deemed for the purpose of this Part to have been held on such written consent becoming effective.

13.2.    A retiring Director shall be eligible for re-election.

13.3. Where the Company fails to hold an annual general meeting in accordance with the Company Act, the Directors then in office shall be deemed to have been elected or appointed as Directors on the last day on which the annual general meeting could have been held pursuant to these Articles and they may hold office until other Directors are appointed or elected or until the day on which the next annual general meeting is held.

13.4. If at any general meeting at which there should be an election of Directors, the places of any of the retiring Directors are not filled by such election, such of the retiring Directors who are not re-elected as may be requested by the newly-elected Directors shall, if willing to do so, continue in office to complete the number of Directors for the time being fixed pursuant to these Articles until further new Directors are elected. If any such election or continuance of Directors does not result in the election or continuance of the number of Directors for the time being fixed pursuant to these Articles such number shall be fixed at the number of Directors actually elected or continued in office. If no Directors are elected at such meeting the retiring Directors shall be deemed to have been re-elected, but nothing herein shall prohibit or restrict the right of a Director to resign.

13.5. Subject to Article 16.7, any casual vacancy occurring in the Board of Directors may be filled by the remaining Directors or Director.

13.6. Between successive annual general meetings the Board of Directors shall itself have power to appoint one or more additional Directors of the Company but the number of Directors so appointed shall not at any time exceed one-third of the number of Directors elected at the last general meeting at which Directors were elected. Any Director so appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for election at such meeting and so long as he is an additional Director the number of Directors shall be increased accordingly.

13.7. Any Director may by instrument in writing delivered to the Company appoint any person to be his alternate to act in his place at meetings of the Directors at which he is not present unless the Directors shall have reasonably disapproved the appointment of such person as an alternate Director and shall have given notice to that effect to the Director appointing the alternate Director within a reasonable time after delivery of such instrument to the Company. Every such alternate shall be entitled to notice of meetings of the Directors and to attend, be counted in the quorum and vote as a Director at a meeting at which the person appointing him is not personally present, and, if the alternate is a Director in his own right, to be separately counted in the determination of a quorum on behalf of the Director or Directors he is representing and to have a separate vote on behalf of the Director or Directors he is representing. Every such alternate, to the extent not restricted by the instrument appointing him, may sign on behalf of the Director or Directors who appointed him, resolutions submitted to the Directors to be consented to in writing, as referred to in Article 16.9, and shall be deemed to be a Director for the purposes of so signing such resolutions. Save as aforesaid or as expressly otherwise provided in these Articles, an alternate Director shall not generally have the power to act as a Director. A Director may at any time by instrument in writing revoke the appointment of an alternate appointed by him. The remuneration if any payable to such an alternate Director shall be payable out of the remuneration of the Director appointing him. The appointment or revocation of the appointment of an alternate Director may be by telegram, telex or any method of transmitting legibly recorded messages delivered to the Company.

13.8. In addition to the provisions of Article 13.1 and Article 13.9, a Director shall cease to hold office if he:

         (a) resigns his office by notice in writing delivered to the registered office of the Company, or

         (b) is convicted of an indictable offence and the other Directors shall have resolved to remove him; or

         (c) ceases to be qualified to act as a Director pursuant to the Company Act.

The appointment of an alternate Director shall terminate if:

         (a) the Director who appointed him at any time or by notice to the Company revokes his appointment; or

         (b)      he resigns by notice to the Company; or

         (c) the Director who appointed him ceases for any reason to be a Director; or

         (d) he is convicted of an indictable offence and the other Directors shall have resolved to remove him; or

         (e) he ceases to hold the qualifications necessary for a Director pursuant to the Company Act; or

         (f)      the term of his appointment, if any, expires.

13.9. The Company may by special resolution remove any Director before the expiration of his period of office, and may by an ordinary resolution appoint another person in his stead.

                                     PART 14

                         POWERS AND DUTIES OF DIRECTORS

14.1. The Directors shall manage, or supervise the management of, the affairs and business of the Company and shall have the authority to exercise all such powers of the Company as are not, by the Company Act or by the Memorandum or these Articles, required to be exercised by the Company in general meeting.

14.2. The Directors may from time to time by power of attorney or other instrument under the seal, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles and excepting the powers of the Directors relating to the constitution of the Board and of any of its committees and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the Directors may think fit, and any such power of attorney or other instrument may contain such provisions for the protection or convenience of persons dealing with such attorney as the Directors think fit. Any such attorney may be authorized by the Directors to subdelegate all or any of the powers, authorities and discretions for the time being vested in him.

                                     PART 15

                    DISCLOSURE OF INTEREST OF DIRECTORS

15.1.    A Director who:

         (a) is, in any way, directly or indirectly interested in an existing or proposed contract or transaction with the Company; or

         (b) holds any office or possesses any property whereby, directly or indirectly, a duty or interest may be created to conflict with his duty or interest as a Director,

shall declare the nature and extent of his interest in such contract or transaction or of the conflict or potential conflict with his duty and interest as a Director, as the case may be, in accordance with the Company Act. A Director interested in a contract or transaction as aforesaid shall be counted in the quorum at a meeting of the Directors at which the proposed contract or transaction is approved, if present at the meeting, and such Director may vote in respect of the approval of the contract or transaction. If he votes he may be liable to account for any profit in accordance with the provisions of the Company Act.

15.2. A Director may hold any office or place of profit with the Company (other than the office of auditor of the Company) in addition to his office of Director for such period and on such terms (as to remuneration or otherwise) as the Directors may determine and no Director or intended Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, and, subject to compliance with the provisions of the Company Act, no contract or transaction entered into by or on behalf of the Company in which a Director is in any way interested shall be liable to be voided by reason thereof.

15.3. Subject to the Company Act, a Director or his firm may act in a professional capacity for the Company (except as auditor of the Company) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

15.4. A Director may be or become a director or other officer or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the Company Act, such Director shall not be accountable to the Company for any remuneration or other benefits received by him as director, officer or employee of, or from his interest in, such other corporation or firm.

                                     PART 16

                            PROCEEDINGS OF DIRECTORS

16.1. The Chairman of the Board, if any, or in his absence, the President shall preside as chairman at every meeting of the Directors, or if there is no Chairman of the Board or neither the Chairman of the Board nor the President is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman, or, if the Chairman of the Board, if any, and the President have advised the Secretary that they will not be present at the meeting, the Directors present shall choose one of their number to be chairman of the meeting.

16.2. Subject to these Articles, the Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings, as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a second or casting vote. Meetings of the Board held at regular intervals may be held at such place, at such time and upon such notice (if any) as the Board may by resolution from time to time determine.

16.3. A Director may participate in a meeting of the Board or of any committee of the Directors by means of conference telephones or other communications facilities by means of which all Directors participating in the meeting can hear each other and provided that all such Directors agree to such participation. A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat.

16.4. A Director may, and the Secretary or an Assistant Secretary upon request of a Director shall, call a meeting of the Board at any time. Reasonable notice of such meeting specifying the place, day and hour of such meeting shall be given by mail, postage prepaid, addressed to each of the Directors and alternate Directors at his address as it appears on the books of the Company or by leaving it at his usual business or residential address or by telephone, telegram, telex, or any method of transmitting legibly recorded messages. It shall not be necessary to give notice of a meeting of Directors to any Director if such meeting is to be held immediately following a general meeting at which such Director shall have been elected or is the meeting of Directors at which such Director is appointed.

16.5. Any Director or alternate Director may file with the Secretary a document executed by him waiving notice of any past, present or future meeting or meetings of the Directors being, or required to have been, sent to him and may at any time withdraw such waiver with respect to meetings held after such withdrawal. After filing such waiver with respect to future meetings and until such waiver is withdrawn no notice need be given to such Director and, unless the Director otherwise requires in writing to the Secretary, to his alternate Director of any meeting of Directors and all meetings of the Directors so held shall be deemed not to be improperly called or constituted by reason of notice not having been given to such Director or alternate Director. A waiver as aforesaid may be given by telegram, telex or other method of transmitting legibly recorded messages.

16.6. The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and if not so fixed shall be that number of Directors that is a majority of the number of Directors positions then fixed for the Company, whether or not each position is filled.

16.7. The continuing Directors may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number that, pursuant to these Articles, is the necessary quorum for meetings of the Directors, the continuing Directors may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

16.8. Subject to the Company Act, all acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any Director or person acting as aforesaid, be as valid as if every such person had been duly elected or appointed and was qualified to be a Director.

16.9. A resolution consented to in writing (which resolution may be in counterparts which together shall be deemed to constitute one resolution in writing) whether by document, telegram, telex or any method of transmitting legibly recorded messages or other means, by all of the Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and held on the date, expressly or by necessary implication stated thereon to be the effective date of the passage or adoption of the resolution. In the event of counterparts bearing expressly or by implication different effective dates, then in the absence of a further resolution of the Directors in that regard, the date the resolution is passed or adopted shall be deemed to be the latest effective date stated on any counterpart.

                                     PART 17

                         EXECUTIVE AND OTHER COMMITTEES

17.1. The Directors may appoint an Executive Committee to consist of such member or members of their body as they think fit, which Committee shall have, and may exercise during the intervals between the meetings of the Directors, all the powers vested in the Directors except the power to fill vacancies in the Board of Directors, the power to change the membership of, or fill vacancies in, said Committee and such other powers, if any, as may be specified by the Directors.

17.2. The Directors may appoint committees consisting of such members of their body as they think fit and may delegate to any such committee any power of the Directors (except the power to fill vacancies in the Board of Directors, the power to change the membership of, or fill vacancies in, any committee of the Directors and the power to appoint or remove officers appointed by the Directors), subject to such conditions as may be prescribed by the Directors.

17.3. If the Company is or becomes a reporting company, the Directors shall appoint an audit committee at such time and consisting of such members of their body as they think fit subject to the Company Act. The audit committee shall exercise the powers and perform the functions of an audit committee as described in the Company Act. In addition, the Directors may delegate to the audit committee any power of the Directors (except the power to fill vacancies in the Board of Directors, the power to change the membership of, or fill vacancies in, any committee of the Directors and the power to appoint or remove officers appointed by the Directors), subject to such conditions as may be prescribed by the Directors.

17.4. All committees of Directors shall keep regular minutes of their proceedings and meetings and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Directors at such times as the Directors may from time to time require. Committees may make rules for the conduct of their business and may appoint such assistants as they may deem necessary. A majority of the members of a committee shall constitute a quorum thereof. Save as set out in this Part 17 or in the rules made by a committee as aforesaid, the meetings and proceedings of a committee consisting of more than one member shall be governed by the provisions of these Articles regulating the proceedings and meetings of the Directors, including, without limitation, the provisions with respect to the appointment of alternates to the intent that a Director who is a member of a committee may appoint an alternate to represent him at a meeting of the committee unless the Board of Directors shall prohibit the appointment of alternates by the members of such committee, and including the provisions with respect to resolutions consented to in writing. The Directors shall have power at any time to revoke or override any authority given to or acts to be done by any such committees, except with respect to acts done before such revocation or overriding, and to terminate the appointment or change the membership of a committee and to fill vacancies in it.

                                     PART 18

                                    OFFICERS

18.1. The Directors shall appoint a President and a Secretary and such other officers, if any, as the Directors shall determine from time to time and the Directors may, at any time, terminate any such appointment. No officer shall be appointed unless he is qualified in accordance with the provisions of the Company Act.

18.2. One person may hold more than one of such offices except that the offices of President and Secretary must be held by different persons unless the Company has only one member. Any person appointed as the Chairman of the Board, the President or the Managing Director shall be a Director. The other officers need not be Directors.

18.3. The remuneration of the officers of the Company as such and the terms and conditions of their tenure of office or employment shall from time to time be determined by the Directors; such remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means or all of these modes and an officer may in addition to such remuneration be entitled to receive after he ceases to hold such office or leaves the employment of the Company a pension or gratuity.

18.4. The Directors may decide what functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of such functions, duties and powers. The Secretary shall, inter alia, perform the functions of the Secretary specified in the Company Act.

18.5. Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and the nature and extent of the conflict.

                                     PART 19

                          INDEMNITY AND PROTECTION OF
                       DIRECTORS, OFFICERS AND EMPLOYEES

19.1. Subject to the Company Act and these Articles, the Directors shall cause the Company to indemnify a Director or former Director of the Company and a Director or former Director of a corporation which is or was a subsidiary of the Company or (if he acted as such at the request of the Company) of any other corporation of which the Company is or was a shareholder and the heirs and personal representatives of any such person against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or them including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is or they are made a party by reason of his being or having been a Director of the Company or a director of such corporation, including any action brought by the Company or any such corporation. The Company shall apply to the Court for all approvals of the Court which may be required to make any indemnity referred to in this Article effective and enforceable. The Company shall be deemed to have contracted, on the terms of the foregoing indemnity, with each Director of the Company and each such Director of such corporation on his being elected or appointed.

19.2. Subject to the Company Act and these Articles, the Directors shall cause the Company to indemnify:

         (a) any officer or former officer (but in the case of an officer of a corporation other than a subsidiary of the Company only if he acted as such at the request of the Company); and

         (b) any employee, former employee or agent or former agent designated by the Directors,

of the Company or of a corporation which is or was a subsidiary of the Company or of any other corporation of which the Company is or was a shareholder (notwithstanding that he is also a Director) and his heirs and personal representatives against all costs, charges and expenses whatsoever (including, without limiting the generality of the foregoing, those specifically referred to in Article 19.1 above) incurred by him or them and resulting from his acting as an officer, employee or agent of the Company or of such corporation. The Company shall be deemed to have contracted, on the terms of the foregoing indemnity, with each such officer or former officer on his being appointed.

19.3. The failure of a person to comply with the Company Act or of the Memorandum or these Articles shall not, of itself, invalidate any indemnity to which such person is entitled under this Part.

19.4. The Directors may cause the Company to purchase and maintain insurance for the benefit of:

         (a) any person who is or was serving as a Director or officer of the Company or as a director or officer of a corporation which is or was a subsidiary of the Company or (if he acted as such at the request of the Company) of any other corporation of which the Company is or was a shareholder; and

         (b) any person designated by the Directors who is or was serving as an employee or agent of the Company or of such corporation; and

         (c) any person in respect of whom the Company is or may be obligated to indemnify pursuant to this Part 19,

and his heirs and personal representatives against any liability incurred by him as such Director, director, officer, employee or agent.

19.5. If any of the provisions of this Part shall be void, illegal or invalid, the remaining provisions of this Part shall be construed and take effect as if the void, illegal or invalid provision had never been contained herein. The Company shall not be required to indemnify a person pursuant to Articles 19.1 or 19.2 if such person did not, with respect to the act or matter giving rise to the proposed indemnification, act honestly and in good faith and with a view to the best interests of the Company or the corporation referred to therein, as the case may be, or in the case of a criminal or administrative act or proceeding, if he did not have reasonable grounds for believing his conduct was lawful or duly authorized. The provisions of this Part 19 relating to Directors and former Directors of the Company and to directors and former directors of a corporation which is or was a subsidiary of the Company or of a corporation in which the Company is or was a shareholder also apply, with the necessary changes and so far as applicable, to alternate Directors of the Company and alternate directors of such corporations.

                                     PART 20

                             DIVIDENDS AND RESERVES

20.1. Subject to the Company Act and to the special rights and restrictions as to dividends attached to any shares, the Directors may from time to time declare and authorize payment of such dividends, if any, as they may deem advisable and need not give notice of such declaration to any member. No dividend shall be paid otherwise than out of funds and/or assets properly available for the payment of dividends and a declaration by the Directors as to the amount of such funds and/or assets available for dividends shall be conclusive. The Company may pay any such dividend wholly or in part by the distribution of specific assets and in particular by paid up shares, bonds, debentures or other securities of the Company or any other corporation or in any one or more such ways as may be authorized by the Company or the Directors and where any difficulty arises with regard to such a distribution the Directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payments in substitution for all or any part of the specific assets to which any members are entitled shall be made to any members on the basis of the value so fixed in order to adjust the rights of all parties and may vest any such specific assets in trustees for the persons entitled to the dividend as may seem expedient to the Directors.

20.2. Any dividend declared on shares of any class or series by the Directors may be made payable on such date as is fixed by the Directors.

20.3. Subject to the rights of members (if any) holding shares with special rights as to dividends, all dividends on shares of any class or series shall be declared and paid according to the number of such shares held.

20.4. The Directors may, before declaring any dividend, set aside out of the funds properly available for the payment of dividends such sums as they think proper as a reserve or reserves, which shall, at the discretion of the Directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which such funds of the Company may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit. The Directors may also, without placing the same in reserve, carry forward such funds, which they think prudent not to divide.

20.5. If several persons are registered as joint holders of any share, any one of them may give an effective receipt for any dividend, bonuses or other moneys payable in respect of the share.

20.6. No dividend shall bear interest against the Company. Where the dividend to which a member is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed to be payment in full.

20.7. Any dividend, bonus or other moneys payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or in the case of joint holders, to the registered address of that one of the joint holders who is first named on the register or to such person and to such address as the holder or joint holders may direct in writing. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. The mailing of such cheque or warrant shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted) discharge all liability for the dividend, unless such cheque or warrant shall not be paid on presentation or the amount of tax so deducted shall not be paid to the appropriate taxing authority.

20.8. Notwithstanding anything contained in these Articles the Directors may from time to time capitalize any retained earnings or surplus of the Company and may issue as fully paid and non-assessable any unissued shares or any debt obligations of the Company as a dividend representing such retained earnings or surplus or any part thereof.

                                     PART 21

                         DOCUMENTS, RECORDS AND REPORTS

21.1. The Company shall keep at its records office or at such other place as the Company Act may permit, the documents, copies, registers, minutes, and records which the Company is required by the Company Act to keep at its records office or such other place, as the case may be.

21.2. The Company shall cause to be kept proper books of account and accounting records in respect of all financial and other transactions of the Company in order properly to record the financial affairs and condition of the Company and to comply with the Company Act.

21.3. Unless the Directors determine otherwise, or unless otherwise determined by an ordinary resolution, no member of the Company shall be entitled to inspect the accounting records of the Company.

21.4. The Directors shall from time to time at the expense of the Company cause to be prepared and laid before the Company in general meeting such financial statements and reports as are required by the Company Act.

21.5. Every member shall be entitled to be furnished once gratis on demand with a copy of the latest annual financial statement of the Company and, if so required by the Company Act, a copy of each such annual financial statement and interim financial statement shall be mailed to each member.

                                     PART 22

                                     NOTICES

22.1. A notice, statement or report may be given or delivered by the Company to any member either by delivery to him personally or by sending it by mail to him to his address as recorded in the register of members. Where a notice, statement or report is sent by mail, service or delivery of the notice, statement or report shall be deemed (a) to be effected by properly addressing, prepaying and mailing the notice, statement or report, and (b) to have been given on the date, Saturdays and holidays excepted, following the date of mailing. A certificate signed by the Secretary or other officer of the Company or of any other person acting in that behalf for the Company that the letter, envelope or wrapper containing the notice, statement or report was so addressed, prepaid and mailed shall be conclusive evidence thereof.

22.2. A notice, statement or report may be given or delivered by the Company to the joint holders of a share by giving the notice to the joint holder first named in the register of members in respect of the share.

22.3. A notice, statement or report may be given or delivered by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a member by sending it through the mail prepaid addressed to them by name or by his title or by any like description, at the address if any) supplied to the Company for the purpose by the persons claiming to be so entitled, or (until such address has been so supplied) by giving the notice in a manner in which the same might have been given if the death, bankruptcy or incapacity had not occurred.

22.4. Notice of every general meeting or meeting of members shall be given in a manner hereinbefore authorized to every member holding at the record date for determining the members entitled to such notice shares which confer the right to notice of and to attend and vote at any such meeting. No other person except the auditor of the Company and the Directors of the Company shall be entitled to receive notices of any such meeting.

                                     PART 23

                                  RECORD DATES

23.1. Subject to the Company Act, the Directors may fix in advance a date as the record date for the determination of the members entitled to notice of any meeting of members or any adjournment thereof, and/or a date as the record date for the determination of the members entitled to attend and vote at any meeting of members or any adjournment thereof (which may but need not be the same date as the record date for determining members entitled to notice) and/or a date as a record date for the determination of members entitled to receive payment of a dividend, or for any other proper purpose and in such case, notwithstanding anything elsewhere contained in these Articles, only members or persons of record on the date so picked shall be deemed to be members for the particular purpose or purposes aforesaid.

23.2. Where no record date is fixed for the determination of members entitled to notice, or to vote, or of members entitled to receive payment of a dividend or for any other proper purpose, the date on which notice of the meeting is mailed or on which the resolution of the Directors declaring the dividend is adopted respectively is the record date for such determination.

                                     PART 24

                             EXECUTION OF DOCUMENTS

24.1. The Directors may provide a seal for the Company and, if they do so, shall provide for the safe custody of the seal which shall not be affixed to any instrument except in the presence of the following persons, namely;

         (a)      the President or the Secretary;

         (b)      any two Directors of the Company;

         (c) one of the Chairman of the Board, the President, a Director or the Vice-President together with any one of the Secretary, an Assistant Secretary, the Treasurer, the Secretary-Treasurer, an Assistant Treasurer and an Assistant Secretary-Treasurer; or

         (d) such person or persons as the Directors may from time to time by resolution appoint,

and the said Directors, officers, person or persons in whose presence the seal is so affixed to an instrument shall sign such instrument. For the purpose of certifying under the seal copies or extracts from the Memorandum or Articles of the Company, minutes of meetings or resolutions of the members or Directors or committees of Directors, or any instrument executed or issued by the Company, the seal may be affixed in the presence of any one of the persons hereinbefore mentioned unless the Directors shall by resolution determine otherwise.

24.2. The signatures of any one or more of the Chairman of the Board, President, Vice-Presidents, Directors, Secretary, Treasurer, Assistant-Secretaries, Assistant-Treasurers and any other officers of the Company and any persons referred to in Article 24.1(d) may, if authorized by the Directors, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Company; and any instrument on which the signature of any such person is so reproduced by authorization of the Directors shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be, subject to the Company Act, as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold office (if applicable) at the date of the delivery or issue of such instrument. The term "instrument" as used in Article
24.1 and this Article 24.2 shall include deeds, mortgage, hypothecs, charges, conveyances, transfers and assignments of properly, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligation, certificates of the Company's shares, bonds, debentures and other securities and debt obligations of the Company, and all paper-writings.

24.3. To enable the seal of the Company to be affixed to any debt obligations, share certificates, or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the Directors or officers of the Company are, in accordance with the Company Act and/or these Articles, printed or otherwise mechanically reproduced there may be delivered to the firm or company employed to engrave, lithograph or print such definitive or interim debt obligations, share certificates or other securities one or more unmounted dies reproducing the Company's seal and the Chairman of the Board, the President, the Managing Director or a Vice-President and the Secretary, Treasurer, Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer or an Assistant Secretary-Treasurer may by a document authorize such firm or company to cause the Company's seal to be affixed to such definitive or interim debt obligations, share certificates or other securities by the use of such dies. Debt obligations, share certificates or other securities to which the Company's seal has been so affixed shall for all purposes be deemed to be under and to bear the Company's seal lawfully affixed thereto.

24.4. The Company may have for use in any other province, state, territory or country an official seal which shall have on its face the name of the province, state, territory or country where it is to be used.

                                     PART 25

                     PROHIBITIONS IF NOT A REPORTING COMPANY

25.1. If the Company is, or becomes, a company which is not a reporting company under the Company Act:

         (a) the number of members for the time being of the Company, exclusive of persons who are for the time being in the employment of the Company and continue to be members after the termination of such employment, shall not exceed 50;

         (b) no securities of the Company shall be offered for sale or subscription to the public;

         (c) no shares shall be transferred without the previous consent of the Directors expressed by a resolution of the Board and the Directors shall not be required to give any reason for refusing to consent to any such proposed transfer.

 FULL NAME, RESIDENT ADDRESS AND OCCUPATION OF SUBSCRIBER:

/s/ CAROL A. KERFOOT
--------------------------
CAROL A. KERFOOT
Suite 607-522 Moberly Road
Vancouver, B.C.
V5Z 4G4
Solicitor

DATED the 7th day of May, 2002.